                                                                    Exhibit 99.5


                          SECOND AMENDED AND RESTATED

                               SECURITY AGREEMENT

                            dated as of June 8, 2000

                                     among

                               GTS DURATEK, INC.,
                         GTS DURATEK BEAR CREEK, INC.,
                          GTS DURATEK COLORADO, INC.,
                        HITTMAN TRANSPORT SERVICES, INC.
                     GTS INSTRUMENT SERVICES, INCORPORATED,
                       GENERAL TECHNICAL SERVICES, INC.,
                              GTSD SUB III, INC.,
                               GTSD SUB IV, INC.
                          CHEM-NUCLEAR SYSTEMS L.L.C.,
                    WASTE MANAGEMENT FEDERAL SERVICES, INC.,
                WASTE MANAGEMENT FEDERAL SERVICES OF IDAHO, INC.
              WASTE MANAGEMENT FEDERAL SERVICES OF HANFORD, INC.,
                   WASTE MANAGEMENT TECHNICAL SERVICES, INC.,
                        WASTE MANAGEMENT GEOTECH, INC.,
                                      AND
                          FRANK W. HAKE ASSOCIATES LLC
                                  as Assignors

                                      and

                           FIRST UNION NATIONAL BANK,
                              as Collateral Agent

                               TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
ARTICLE I.....................................................................................................    1

DEFINITIONS...................................................................................................    1

SECTION 1.01  Definitions.....................................................................................    2

SECTION 1.02  Rules of Construction and Usage.................................................................    7

ARTICLE II....................................................................................................    8

REPRESENTATIONS AND WARRANTIES................................................................................    8

SECTION 2.01  Title to Collateral.............................................................................    8

SECTION 2.02  Validity, Perfection and Priority of Security Interests.........................................    8

SECTION 2.03  Insurance.......................................................................................    9

ARTICLE III...................................................................................................    9

SECURITY INTEREST.............................................................................................    9

SECTION 3.01  Grant of Security Interests.....................................................................    9

SECTION 3.02  Continuing Liability of the Borrowers; Right to Use Collateral..................................    9

SECTION 3.03  Cash Proceeds Account...........................................................................    9

SECTION 3.04  Cash Collateral Account.........................................................................   10

ARTICLE IV....................................................................................................   12

COVENANTS.....................................................................................................   12

SECTION 4.01  Delivery of Perfection Certificate; Filing of Financing Statements and Delivery of

              Search Reports..................................................................................   12

SECTION 4.02  Change of Name, Identity or Structure; Locations of Places of Business, Chief Executive

              Office and Collateral...........................................................................   12

SECTION 4.03  Further Assurances..............................................................................   12

SECTION 4.04  Collateral in Possession of Other Persons.......................................................   13

SECTION 4.05  Books and Records...............................................................................   13

SECTION 4.06  Delivery of Instruments.........................................................................   13

SECTION 4.07  Modification of Assigned Agreements, Etc........................................................   13

SECTION 4.08  Equipment; Fixtures.............................................................................   14

SECTION 4.09  Disposition of Collateral.......................................................................   14

SECTION 4.10  Insurance.......................................................................................   14

SECTION 4.11  Information Regarding Collateral................................................................   15

SECTION 4.12  Covenants Regarding Patent and Trademark Collateral.............................................   15

ARTICLE V.....................................................................................................   16

REMEDIES; RIGHTS UPON DEFAULT.................................................................................   16

SECTION 5.01  General Authority...............................................................................   16

SECTION 5.02  Remedies upon Event of Default..................................................................   17

SECTION 5.03  Limitation on Duty of the Collateral Agent in Respect of Collateral.............................   20

SECTION 5.04  Application of Proceeds.........................................................................   20

SECTION 5.05  Assigned Agreements.............................................................................   21

SECTION 5.06  Concerning the Collateral Agent.................................................................   21

ARTICLE VI....................................................................................................   22

MISCELLANEOUS.................................................................................................   22

SECTION 6.01  Notices.........................................................................................   22

SECTION 6.02  No Waivers; Non-Exclusive Remedies..............................................................   22

SECTION 6.03  Compensation and Expenses of the Collateral Agent; Indemnification..............................   22

SECTION 6.04  Amendments and Waivers..........................................................................   24

SECTION 6.05  Successors and Assigns..........................................................................   24

SECTION 6.06  Limitation of Law; Severability.................................................................   24

SECTION 6.07  Governing Law...................................................................................   25

SECTION 6.08  Consent to Jurisdiction.........................................................................   25

SECTION 6.09  Preservation of Remedies; Waiver of Jury Trial..................................................   25

SECTION 6.10  Counterparts; Effectiveness.....................................................................   26

SECTION 6.11  Release and Termination.........................................................................   26

SECTION 6.12  Entire Agreement................................................................................   27

Schedule 4.01 - Schedule of Filings to Perfect Security Interests

Exhibit A - Perfection Certificate
        Schedule 1 - Changes of Name, Identity or Corporate Structure;
                     Unusual Transactions
        Schedule 6 - Lists of Patents, Trademarks and Copyrights
        Schedule 7 - Assigned Agreements

Exhibit B - Form of Description of Collateral

                 SECOND AMENDED AND RESTATED SECURITY AGREEMENT
                 ----------------------------------------------


     This Second Amended and Restated Security Agreement (as amended, restated, supplemented or otherwise modified, this "Security Agreement") is dated as of June 8, 2000 and is among GTS DURATEK, INC., a Delaware corporation ("Duratek"), GTS DURATEK BEAR CREEK, INC., a Tennessee corporation ("Scientific"), GTS DURATEK COLORADO, INC., a Delaware corporation ("SEG"), HITTMAN TRANSPORT SERVICES, INC., a Delaware corporation ("Hittman"), GTS INSTRUMENT SERVICES, INCORPORATED, a Maryland corporation ("Instrument"), GENERAL TECHNICAL SERVICES, INC., a Maryland corporation ("Technical"), GTSD SUB III, INC., a Delaware corporation ("GTSD"), GTSD SUB IV, INC., a Delaware corporation ("GTSD-IV"), CHEM-NUCLEAR SYSTEMS L.L.C., a Delaware limited liability company, ("Chem-Nuclear"), WASTE MANAGEMENT FEDERAL SERVICES, INC., a Delaware corporation ("Federal"), WASTE MANAGEMENT FEDERAL SERVICES OF IDAHO, a Delaware corporation ("Idaho"), WASTE MANAGEMENT FEDERAL SERVICES OF HANFORD, INC., a Delaware corporation ("Hanford"), WASTE MANAGEMENT TECHNICAL SERVICES, INC., Delaware corporation ("Waste Tech"), WASTE MANAGEMENT GEOTECH, INC., a Delaware corporation ("Geotech") and FRANK W. HAKE ASSOCIATES LLC, a Delaware limited liability company ("Hake" and, together with Duratek, Scientific, SEG, Hittman, Instrument, Technical, GTSD, GTSD-IV, Chem-Nuclear, Federal, Idaho, Hanford, Waste Tech and Geotech, the "Assignors") and FIRST UNION NATIONAL BANK (f/k/a First Union National Bank of Maryland), a national banking association, as Collateral Agent (the "Collateral Agent") for the ratable benefit of itself, the Administrative Agent and the Lenders that are party to the Credit Agreement referred to below.

     The Assignors, as borrowers (in such capacity, the "Borrowers"), the Lenders, First Union National Bank, in its capacity as Administrative Agent, Credit Lyonnais New York Branch, as Documentation Agent and Fleet National Bank, as Syndication Agent are parties to a Second Amended and Restated Credit Agreement dated as of June 8, 2000 (as the same may be amended, supplemented or modified from time to time and including any agreement extending the maturity of, refinancing or otherwise restructuring all or any portion of the obligations of the Borrowers under such agreement or any successor agreement, the "Credit Agreement"). This Security Agreement amends and restates the Amended and Restated Security Agreement dated as of February 1, 1999 among Duratek, Scientific, SEG, Hittman, Technical, Instrument, GTSD and the Collateral Agent. To induce the Lenders and the Administrative Agent to enter into the Credit Agreement, and as a condition precedent to the Lenders' and Administrative Agent's obligations thereunder, the Assignors have agreed to grant a continuing security interest in and to the Collateral to secure the Obligations. Accordingly, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------

     SECTION 1.01 Definitions. Terms defined in the Credit Agreement and not
                  -----------
otherwise defined herein, when used in this Security Agreement including its preamble and recitals, shall have the respective meanings provided for in the Credit Agreement. The following additional terms, when used in this Security Agreement, shall have the following meanings:

     "Account Debtor" means, with respect to any Account, Document, Instrument
      --------------
or General Intangible, any Person obligated to make payment thereunder, including, without limitation, any account debtor thereon.

     "Accounts" means, with respect to each Assignor, all "accounts" (as defined
      --------
in the UCC) now owned or hereafter acquired by such Assignor, and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to such Assignor arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the UCC in effect in any jurisdiction) and all of such Assignor's rights in, to and under all purchase orders for goods, services or other property, and all of such Assignor's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid seller's rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to such Assignor under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of such Assignor), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

     "Assigned Agreements" means, with respect to each Assignor, those contracts
      -------------------
and agreements of such Assignor identified in or pursuant to Section 7 of the Perfection Certificate, as the same may be amended, modified or supplemented from time to time and any additional Material Contract or Governmental Contract entered into after the Closing Date and designated as an "Assigned Agreement" by the Administrative Agent.

     "Cash Collateral Account" has the meaning set forth in Section 3.04 of this
      -----------------------
Security Agreement.

     "Cash Equivalents" means (a) direct obligations of the United States or any
      ----------------
agency thereof, or obligations guaranteed by the United States or any agency thereof, (b) commercial paper rated in the highest grade by a nationally recognized credit rating agency or (c) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $250,000,000;

provided, in each case that such investment matures within one year from the
--------
date of acquisition thereof by the Assignor.

     "Cash Proceeds Account" has the meaning set forth in Section 3.03 of this
      ---------------------
Security Agreement.

     "Collateral" means, with respect to each Assignor, all right, title and
      ----------
interest of such Assignor in the following, whether now owned or existing or hereafter acquired, created or arising, whether tangible or intangible, and regardless of where located:

         (a)  Accounts;

         (b)  General Intangibles;

         (c)  Documents;

         (d)  Instruments;

         (e)  Investment Property;

         (f) Equipment (other than items of Equipment now or hereafter subject to a Capital Lease or a security interest if such lease or security interest (a) is permitted pursuant to Section 11.3 of the Credit Agreement and (b) provides that it would be a breach of the Assignor's obligations thereunder to further encumber such item of Equipment);

         (g)  Assigned Agreements;

         (h) the Collateral Accounts, all cash deposited therein from time to time, the Liquid Investments made pursuant to Section 3.03 of this Security Agreement and other monies and property (including deposit accounts) of any kind of such Assignor maintained with or in the possession or under the control of the Collateral Agent;

         (i) all books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of such Assignor pertaining to any of the Collateral; and

         (j)  all Proceeds of all or any of the Collateral described in clauses
     (a) through (i) above.

     "Collateral Accounts" means the Cash Collateral Account and the Operating
      -------------------
Account.

     "Documents" means, with respect to each Assignor, all "documents" (as
      ---------
defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by such Assignor.

     "Equipment" means, with respect to each Assignor, all "equipment" (as
      ---------
defined in the UCC) now owned or hereafter acquired by such Assignor, including all items of machinery, equipment, furnishings and fixtures of every kind, including leasehold improvements, whether affixed to real property or not, as well as all motor vehicles, automobiles, trucks, trailers, railcars, barges and vehicles of every description, trailers, handling and delivery equipment, all additions to, substitutions for, replacements of or accessions to any of the foregoing, all attachments, components, parts (including spare parts) and accessories whether installed thereon or affixed thereto and all fuel for any thereof.

     "General Intangibles" means, with respect to each Assignor, all "general
      -------------------
intangibles" (as defined in the UCC) now owned or hereafter acquired by such Assignor, including, without limitation, (a) all obligations and indebtedness owing to such Assignor (other than Accounts), from whatever source arising, (b) all Patents, Trademarks, copyrights, Licenses, rights in intellectual property, goodwill, trade names, service marks, trade secrets, confidential or proprietary technical and business information, know-how, show-how, software, customer lists, subscription lists, data bases and related documentation, registration, franchises and all other intellectual or other similar property rights, (c) all rights or claims in respect of refunds for taxes paid, (d) all rights in respect of any pension plans or similar arrangements maintained for employees of such Assignor or any member of the ERISA Group and (e) all "uncertificated securities" (as defined in the UCC); provided, that the term "General
                                     --------
Intangibles" shall exclude (i) any interest of GTS Duratek, Inc. in DuraChem, L.P., and (ii) any of the Assignors' rights in any of the following patents:
U.S. Patent Nos. 5,851,246; 5,656,044; 5,584,255 and 5,425,792.

     "Indemnitee" has the meaning set forth in Section 6.03(c) of this Security
      ----------
Agreement.

     "Instruments" means, with respect to each Assignor, all "instruments",
      -----------
"chattel paper" or "letters of credit" (each as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts or General Intangibles, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by such Assignor.

     "Investment Property" means all "securities" (whether certified or
      -------------------
uncertificated), "security entitlement", "securities accounts", "commodity contracts" and "commodity accounts" (in each case as defined in the UCC) of any Assignor, whether now owned or hereafter acquired.

     "License" means, with respect to each Assignor, (a) with respect to any
      -------
Patent, any agreement now or hereafter in existence granting to such Assignor, or pursuant to which such Assignor has granted to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a Patent or application for Patent is in existence on such invention or not, and whether a Patent or application for Patent on such invention may come into existence, and (b) with respect to any Trademark, any agreement now or hereafter in existence granting to such Assignor, or pursuant to which such Assignor has granted to any other Person, any right to use any Trademark (in each case exclusive of license agreements which by their terms prohibit assignment or a grant of a security interest by such Assignor as licensee thereunder); provided that rights to payments under
                                       --------
any such license shall be included in the Collateral to the extent permitted thereby or by Section 9-318 of the UCC.

     "Liquid Investments" has the meaning set forth in Section 3.05 of this
      ------------------
Security Agreement.

     "Obligations" means the Obligations as defined in the Credit Agreement and
      -----------
any renewals or extensions of any obligations thereunder.

     "Operating Account" means the demand deposit account maintained with the
      -----------------
Collateral Agent by Duratek on which Duratek draws checks to pay its operating expenses.

     "Patents" means all of the following owned by, or licensed to, any
      -------
Assignor:

     (a) all letters patent and design letters patent of the United States or any other country, all applications for letters patent and design letters patent of the United States or any other country including, without limitation, applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof;

     (b) all reissues, divisions, continuations, continuations-in-part, renewals or extensions thereof;

     (c) all claims for, and rights to sue for, past or future infringement of any of the foregoing; and

     (d) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

Notwithstanding the foregoing, the term "Patents" shall not include any of the Assignors' rights in any of the following patents: U.S. Patent Nos. 5,851,246; 5,656,044; 5,584,255 and 5,425,792.

     "Perfection Certificate" means, with respect to each Assignor, a
      ----------------------
certificate, substantially in the form of Exhibit A to this Security Agreement,
                                          ---------
completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Collateral Agent, and duly executed by a Responsible Officer of such Assignor.

     "Person" means an individual, a corporation, limited liability company, a
      ------
partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Proceeds" means, with respect to each Assignor, all "proceeds" as defined
      --------
in Section 9-306(1) of the UCC and, in any event shall include, without limitation, all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of or other realization upon or payment for the use of, Collateral, including (without limitation) all claims of such Assignor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

     "Security Agreement" means this Second Amended and Restated Security
      ------------------
Agreement, as it may be amended, restated, supplemented or otherwise modified.

     "Security Interests" means the security interests in the Collateral granted
      ------------------
under this Security Agreement securing the Obligations.

     "Trademark" means all of the following owned by, or licensed to, any
      ---------
Assignor:

     (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and any other source or business identifiers, and general intangibles of like nature, and the rights in any of the foregoing which arise under Applicable Law;

     (b) the goodwill of the business symbolized thereby or associated with each of them;

     (c) all registrations and applications in connection therewith, including, without limitation, registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof;

     (d) all reissues, extensions and renewals thereof;

     (e) all claims for, and rights to sue for, past or future infringements of any of the foregoing; and

     (f) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in
      ---
the State of New York; provided that if by reason of mandatory provisions of
                       --------
law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

     SECTION 1.02  Rules of Construction and Usage.  The following rules of
                   -------------------------------
construction and usage shall be applicable to any instrument that is governed by this Security Agreement:

     (a) All terms defined in this Security Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein. All terms not otherwise defined herein shall have the meaning assigned thereto in the Credit Agreement.

     (b) The words "hereof", "herein", "hereunder" and words of similar import when used in an instrument refer to such instrument as a whole and not to any particular provision or subdivision thereof, references in any instrument to "Article", "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such instrument; and the term "including" means "including without limitation".

     (c) The definitions contained in this Security Agreement are equally applicable to both the singular and plural forms of such terms, unless the context otherwise requires, and to the masculine as well as to the feminine and neuter genders of such terms.

     (d) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Security Agreement means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

     (e) To the extent any amendment, revision or other modification of the UCC after the date hereof results in the renumbering of specific sections, revision of the order of specific sections or other changes in the organization of the UCC in effect as of the date hereof, all references herein to specific sections of the UCC in effect as of the date hereof shall be deemed to refer to such new section or sections which correspond to such original sections.

                                   ARTICLE II
                                   ----------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Assignors represent and warrant that:

     SECTION 2.01  Title to Collateral. Each Assignor has good and marketable
                   -------------------
title to all of the Collateral, free and clear of any Liens other than Liens permitted by Section 11.3 of the Credit Agreement. Each Assignor has taken all actions necessary under the UCC to perfect its interest in any Accounts and "chattel paper" (as defined in the UCC) purchased or otherwise acquired by it, as against its assignors and creditors of its assignors. No Assignor has performed any acts which might prevent the Collateral Agent from enforcing any of the terms of this Security Agreement or which would limit the Collateral Agent in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Liens permitted by Section 11.3 of the Credit Agreement, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than the Assignor) asserting any claim thereto or security interest therein, (a) except as provided in Schedule 11.3 of the Credit Agreement and (b) except that the Collateral Agent or its designee may have possession of Collateral as contemplated hereby and by the Credit Agreement.

     SECTION 2.02  Validity, Perfection and Priority of Security Interests.
                   -------------------------------------------------------
The Security Interests constitute valid security interests under the UCC securing the Obligations. When UCC financing statements or financing statement amendments, as applicable, containing a description of the Collateral in the form specified in Exhibit B hereto shall have been filed in the offices
                  ---------
specified in Schedule 4.01 hereto, the Security Interests shall constitute perfected security interests in all right, title and interest of the Assignors in the Collateral to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other Liens and rights of others therein except for Liens permitted by
Section 11.3 of the Credit Agreement.

     SECTION 2.03 Insurance. The Equipment is insured in accordance with the
                   ---------
requirements of the Credit Agreement and Section 4.10 of this Security
Agreement.

                                  ARTICLE III
                                  -----------

                               SECURITY INTEREST
                               -----------------

     SECTION 3.01  Grant of Security Interests. In order to secure the full and
                   ---------------------------
punctual payment of the Obligations in accordance with the terms thereof, and to secure the performance of all of the obligations of the Assignors hereunder and the Borrowers under the Credit Agreement and the other Loan Documents, each Assignor hereby grants to the Collateral Agent a continuing security interest in and to all of the Collateral, whether now owned or existing or hereafter acquired, created or arising, whether tangible or intangible, and regardless of where located.

     SECTION 3.02  Continuing Liability of the Borrowers; Right to Use
                   ---------------------------------------------------
Collateral. The Security Interests are granted as security only and shall not
----------
subject the Collateral Agent or the Lenders to, or transfer or in any way affect or modify, any obligation or liability of any Assignor with respect to any of the Collateral or any transaction in connection therewith. So long as no Default or Event of Default shall have occurred and be continuing, each Assignor shall have the right to use its Collateral except to the extent otherwise provided herein with respect to the Collateral Accounts.

     SECTION 3.03  Cash Proceeds Account.
                   ---------------------

     (a) Creation of Cash Proceeds Account.  There is hereby established with
         ---------------------------------
the Collateral Agent a cash collateral account (the "Cash Proceeds Account") in
                                                     ---------------------
the name of "GTS DURATEK, INC. - FIRST UNION NATIONAL BANK" and under the exclusive control of the Collateral Agent into which there shall be deposited from time to time the cash proceeds of the Collateral required to be delivered to the Collateral Agent pursuant to paragraph (b) of this Section or any other provision of the Loan Documents. Any income received by the Collateral Agent with respect to the balance from time to time standing to the credit of the Cash Proceeds Account, including any interest, shall remain, or be deposited, in the Cash Proceeds Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Cash Proceeds Account shall constitute part of the Collateral and shall not constitute payment of the Obligations until applied thereto as hereinafter provided.

     (b) Deposits to Cash Proceeds Account.  Upon the request of the Collateral
         ---------------------------------
Agent upon the occurrence and during the continuation of any Default or Event of Default, the Assignors shall instruct all Account Debtors and other Persons obligated in respect of Accounts and other Collateral to make all payments in respect of the Accounts or other Collateral directly to a post office box which shall be in the name and under the control of the Collateral Agent. All such payments made to the Collateral Agent shall be deposited in the Cash Proceeds Account. In addition to the foregoing, upon the request of the Collateral Agent upon the occurrence and during the continuation of a Default or Event of Default, each Assignor agrees that if the proceeds of any Collateral (including the payments made in respect of Accounts) shall be received by it, such Assignor shall as promptly as possible deposit such proceeds to the Cash Proceeds Account and until so deposited, all such proceeds shall be held in trust by such Assignor for and as the property of the Collateral Agent and shall not be commingled with any other funds or property of such Assignor. The Assignors hereby irrevocably authorize and empower the Collateral Agent, its officers, employees and authorized agents to endorse and sign their names on all checks, drafts, money orders or other media of payment so delivered, and such endorsements or assignments shall, for all purposes, be deemed to have been made by the Assignors prior to any endorsement or assignment thereof by the Collateral Agent. The Collateral Agent may use any convenient or customary means for the purpose of collecting such checks, drafts, money orders or other media of payment.

     (c) Withdrawals from Cash Proceeds Account.  Upon the occurrence and during
         --------------------------------------
the continuation of a Default or Event of Default, collected funds on deposit in the Cash Proceeds Account shall be withdrawn by the Collateral Agent on the Business Day following the day on which the Collateral Agent considers the funds deposited therein to be collected funds and applied to repay the Obligations which are then due and payable pursuant to Section 5.04 of this Security Agreement and, if applicable, Section 5.5 of the Credit Agreement.

     SECTION 3.04  Cash Collateral Account. All amounts required to be deposited
                   -----------------------
by the Assignors as cash collateral pursuant to Section 5.04(b) hereof shall be deposited in a cash collateral account (the "Cash Collateral Account") established and maintained by each Assignor at the offices of the Collateral Agent or such other bank as such Assignor and the Collateral Agent may agree, in the name and under the exclusive control of the Collateral Agent. Forthwith upon such establishment, such Assignor shall notify the Collateral Agent of the location, account name and account number of such account. Any income received with respect to the balance from time to time standing to the credit of the Cash Collateral Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the Cash Collateral Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Cash Collateral Account together with any Liquid Investments from time to time made pursuant to Section 3.05 shall constitute part of the Collateral hereunder and shall not constitute payment of the Obligations until applied thereto as hereinafter provided. If and when any portion of the L/C Obligations on which any deposit in the Cash Collateral Account was based (the

"Relevant Contingent Exposure") shall become fixed (a "Direct Exposure") as a result of the payment by the issuer thereof of a draft presented under any Letter of Credit, the amount of such Direct Exposure (but not more than the amount in the Cash Collateral Account at the time) shall be withdrawn by the Collateral Agent from the Cash Collateral Account for application pursuant to
Section 5.04 and, if applicable, Section 5.5 of the Credit Agreement, and the Relevant Contingent Exposure shall thereupon be reduced by such amount. If immediately available cash on deposit in the Cash Collateral Account is not sufficient to make any distribution to the Collateral Agent referred to in this
Section 3.04, the Collateral Agent shall cause to be liquidated as promptly as practicable such Liquid Investments in the Cash Collateral Account designated by Duratek as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this Section 3.04, such distribution shall not be made until such liquidation has taken place. So long as no Default or Event of Default shall have occurred and be continuing, the funds in the Cash Collateral Account in excess of the Relevant Contingent Exposure shall be paid to Duratek on demand.

     SECTION 3.05 Investment of Funds in Collateral Accounts. Amounts on deposit
                  ------------------------------------------
in the Cash Collateral Account shall be invested and reinvested from time to time in such Liquid Investments as Duratek shall determine, which Liquid Investments shall be held in the name and be under the control of the Collateral Agent, provided that, if a Default or an Event of Default has occurred and is
       --------
continuing, the Collateral Agent may liquidate any such Liquid Investments and apply or cause to be applied the proceeds thereof in the manner specified in
Section 5.04. For this purpose, "Liquid Investments" means Cash Equivalents; provided that (a) each Liquid Investment shall mature within 180 days after it
--------
is acquired by the Collateral Agent and (b) in order to provide the Collateral Agent with a perfected security interest therein, each Liquid Investment shall be either:

     (i) evidenced by negotiable certificates or instruments, or if nonnegotiable then issued in the name of the Collateral Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Collateral Agent or an agent thereof (which shall not be any Assignor or any of its Affiliates); or

     (ii) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the opinion of counsel to the Collateral Agent) appropriate measures shall have been taken for perfection of the Security Interests.

                                   ARTICLE IV
                                   ----------

                                   COVENANTS
                                   ---------

     The Assignors covenant and agree with the Collateral Agent that until the payment in full of all Obligations and termination of the Commitments, the Assignors will comply with the following:

     SECTION 4.01  Delivery of Perfection Certificate; Filing of Financing
                   -------------------------------------------------------
Statements and Delivery of Search Reports. On or prior to the Closing Date, each
-----------------------------------------
Assignor shall deliver a Perfection Certificate to the Collateral Agent and shall cause all filings, recordings, notices and other actions specified in
Schedule 4.01 hereto to have been completed. The information set forth in the Perfection Certificate shall be correct and complete. At the expense of the Assignors, the Collateral Agent shall be entitled to file search requests and confirmations of receipt of notices from each filing jurisdiction and each notice recipient set forth in Schedule 4.01 confirming the filing information set forth in such Schedule.

     SECTION 4.02  Change of Name, Identity or Structure; Locations of Places of
                   -------------------------------------------------------------
Business, Chief Executive Office and Collateral. No Assignor will change its
-----------------------------------------------
name, identity or corporate structure in any manner unless it shall have given the Collateral Agent not less than ten (10) days' prior notice thereof. No Assignor will change the location of (a) its place or places of business, its chief executive office or its chief place of business or (b) the locations where it keeps or holds any Collateral or any records relating thereto from the applicable location described in such Assignor's Perfection Certificate unless it shall have given the Collateral Agent not less than thirty (30) days' prior notice thereof, provided, however, that Equipment may be moved without prior notice to the Collateral Agent within or into any jurisdiction in which financing statements have been filed which perfect the security interests in such Equipment in such jurisdiction. In any event, no Assignor will change the location of its place or places of business, its chief executive office or any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

     SECTION 4.03  Further Assurances. Each Assignor will, from time to time, at
                   ------------------
its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC, any filings with the United States Patent and Trademark Office and any Notices of Assignment under the Assignment of Claims
Act), that from time to time may be necessary or desirable, or that the Collateral Agent may request, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the Collateral Agent to obtain the full benefit of this Security Agreement, or to enable the Collateral Agent to exercise and enforce any of its rights, powers and remedies created hereunder or under Applicable Law with respect to any of the Collateral. To the extent permitted by Applicable

Law, each Assignor hereby authorizes the Collateral Agent to execute and file financing statements or continuation statements without such Assignor's signature appearing thereon. Each Assignor agrees that a carbon, photographic, photostatic or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement. The Assignors shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

     SECTION 4.04 Collateral in Possession of Other Persons. If any Collateral
                  -----------------------------------------
is at any time in the possession or control of any warehouseman, bailee or any Assignor's agents or processors, such Assignor shall notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and to hold all such Collateral for the Collateral Agent's account subject to the Collateral Agent's instructions.

     SECTION 4.05 Books and Records. The Assignors shall keep full and accurate
                  -----------------
books and records relating to the Collateral, including, without limitation, the originals of all documentation with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and the Assignors will make the same available to the Collateral Agent for inspection, at the Assignors' own cost and expense, at any and all reasonable times upon demand. Upon direction by the Collateral Agent, the Assignors shall stamp or otherwise mark such books and records in such manner as the Collateral Agent may reasonably require in order to reflect the Security Interests.

     SECTION 4.06 Delivery of Instruments. The Assignors will immediately
                  -----------------------
deliver each Instrument, certificated security and uncertificated security to the Collateral Agent indorsed (as applicable) to the Collateral Agent; provided
                                                                       --------
that so long as no Default or Event of Default shall have occurred and be continuing and except as provided by any other Loan Document, the Assignors may retain for collection in the ordinary course of business any Instruments (other than certificated securities, checks, drafts and other Instruments constituting payments in respect of Accounts and other Collateral, as to which the provisions of Section 3.03 hereof shall apply) received by them in the ordinary course of business and the Collateral Agent shall, promptly upon request of any Assignor, make appropriate arrangements for making any other Instrument pledged by such Assignor available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Collateral Agent, against trust receipt or like document).

     SECTION 4.07 Modification of Assigned Agreements, Etc. Each Assignor shall
                  ----------------------------------------
keep the Collateral Agent informed of all material circumstances bearing upon the right, title and interest of such Assignor under the Assigned Agreements. No Assignor will, except with the consent of the Collateral Agent amend, modify, extend, renew, cancel or terminate any Assigned Agreement, waive any default under or breach of any Assigned Agreement, compromise or settle any material dispute, claim, suit or legal proceeding relating to any Assigned Agreement, sell or assign any Assigned Agreement or interest therein, consent to or permit or accept any prepayment of amounts to become due under or in connection with any Assigned Agreement, except as expressly provided therein, or take any other action in connection with any Assigned Agreement which would impair the value of the interests or rights of such Assignor thereunder or which would impair the interests or rights of the Collateral Agent under this Security Agreement, except that, unless the Collateral Agent shall have notified such Assignor upon the occurrence of a Default or Event of Default that this exception is no longer applicable, such Assignor may modify, make adjustments with respect to, extend or renew any Assigned Agreements in the ordinary course of business. The Assignor will duly fulfill all of its obligations under or in connection with the Assigned Agreements unless the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     SECTION 4.08 Equipment; Fixtures. The Assignors shall promptly inform the
                  -------------------
Collateral Agent of any material additions to or deletions from the Equipment and shall not permit any such items to become a fixture to real estate or an accession to other personal property.

     SECTION 4.09 Disposition of Collateral. Without the prior written consent
                  -------------------------
of the Collateral Agent, the Assignors will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral, except that, subject to the rights of the Collateral Agent hereunder if a Default or an Event of Default shall have occurred and be continuing, the Assignors may grant Licenses in their respective Patents and Trademarks in the ordinary course of their businesses, and to the extent permitted by Section 11.6 of the Credit Agreement, the Assignors may sell, lease or exchange obsolete, unused or unnecessary Equipment in the ordinary course of business, whereupon, in the case of such a sale or exchange, the Security Interests created hereby in such item (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Collateral Agent.

     SECTION 4.10 Insurance. Prior to the Closing Date, each Assignor will cause
                  ---------
the Collateral Agent to be named as an insured party and loss payee on each insurance policy covering risks relating to any of its Equipment. Each Assignor will deliver to the Collateral Agent, upon its request, the insurance policies for such insurance or certificates of insurance evidencing such coverage. Each such insurance policy shall include effective waivers by the insurer of all claims for insurance premiums against the Collateral Agent, provide for coverage to the Collateral Agent regardless of the breach by such Assignor of any warranty or representation made therein, not be subject to co-insurance, provide that all insurance proceeds in excess of $250,000 per claim shall be payable to such Assignor and the Collateral Agent and provide that no cancellation, termination or material modification thereof shall be effective until at least thirty (30) days after receipt by the Collateral Agent of notice thereof. So long as no Default or Event of Default has occurred and is continuing, the Collateral Agent shall deliver the proceeds of any claims in the Collateral Agent's possession to the Assignor. Each Assignor hereby appoints the

Collateral Agent as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments made as a result of any insurance policies, but the Collateral Agent agrees not to exercise any of the foregoing rights unless a Default or an Event of Default shall have occurred and be continuing. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

     SECTION 4.11  Information Regarding Collateral. The Assignors will,
                   --------------------------------
promptly upon request, provide to the Collateral Agent all information and evidence it may reasonably request concerning the Collateral to enable the Collateral Agent to enforce the provisions of this Security Agreement.

     SECTION 4.12  Covenants Regarding Patent and Trademark Collateral.
                   ---------------------------------------------------

     (a) Each Assignor (either itself or through licensees) will, for each Patent, not do any act, or omit to do any act, whereby any Patent which is material to the conduct of such Assignor's business may become invalidated or dedicated to the public, and shall continue to mark any products covered by a Patent with the relevant patent number or indication that a Patent is pending as required by the Patent laws.

     (b) Each Assignor (either itself or, if permitted by law, through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Assignor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, display such Trademark with notice of federal registration to the extent required by Applicable Law, (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights and (v) not permit any assignment in gross of such Trademark.

     (c) Each Assignor (either itself or through licensees) will, for each work covered by a material copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice.

     (d) Each Assignor shall notify the Collateral Agent immediately if it knows or has reason to know that any Patent, Trademark or copyright (or any application or registration relating thereto) material to the conduct of its business may become abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court) regarding such

Assignor's ownership of any Patent, Trademark or copyright, its right to register the same or to keep and maintain the same.

     (e) Each Assignor will take all necessary steps to file, maintain and pursue each material application relating to the Patents, Trademarks and/or copyrights (and to obtain the relevant grant or registration) and to maintain each registration of the Patents, Trademarks and copyrights which is material to the conduct of such Assignor's business, including filing of applications for renewal, affidavits of use, affidavits of incontestability and maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

     (f) In the event that any rights to any Patent, Trademark, copyright or License relating thereto material to the conduct of any Assignor's business is believed infringed, misappropriated or diluted by a third party, such Assignor shall notify the Collateral Agent promptly after it learns thereof and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as such Assignor shall reasonably deem appropriate under the circumstances to protect such Patent, Trademark, copyright or License.

     (g) In no event shall any Assignor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or copyright with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless not less than ten (10) days prior thereto it informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Security Interests in such Patent, Trademark or copyright and the goodwill or accounts and general intangibles of such Assignor relating thereto or represented thereby, and such Assignor hereby appoints the Collateral Agent its attorney-in-fact to execute and file such writings for the foregoing purposes.

                                   ARTICLE V
                                   ---------

                         REMEDIES; RIGHTS UPON DEFAULT
                         -----------------------------

     SECTION 5.01  General Authority. The Assignors hereby irrevocably appoint
                   -----------------
the Collateral Agent their true and lawful attorney, with full power of substitution, in the name of any or all of the Assignors, the Collateral Agent or otherwise, in the name of each Assignor, the Agents, the Lenders or otherwise, for the sole use and benefit of the Collateral Agent, but at the Assignors' expense, to the extent permitted by law to exercise at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until the Obligations are paid in full and the Commitments are terminated:

     (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due with respect to any Collateral or by virtue thereof,

     (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any Collateral,

     (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, including without limitation for the implementation of any assignment, lease, License, sublicense, grant of option, sale or other disposition of any Patent, Trademark or copyright or any action related thereto, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

     (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference to the Collateral;

provided that the Collateral Agent shall give such Assignor not less than ten
--------
(10) days' prior notice of the time and place of any sale or other intended disposition of any of such Assignor's Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Collateral Agent and such Assignor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC. Except as otherwise provided herein, each Assignor hereby waives, to the extent permitted by Applicable Law, notice and judicial hearing in connection with the Collateral Agent's taking possession or the Collateral Agent's dispositions of any of the Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Assignor would otherwise have under the Constitution or any statute of the United States or of any state.

     SECTION 5.02  Remedies upon Event of Default.
                   ------------------------------

     (a) If any Event of Default has occurred and is continuing, the Collateral Agent may exercise on behalf of itself, the Administrative Agent and the Lenders, upon the request of the Required Lenders, all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Collateral Agent may, upon the request of the Required Lenders, without being required to give any notice to any Assignor, except as herein provided or as may be required by mandatory provisions of law,
(i) withdraw all cash and Liquid Investments in the Collateral Accounts and apply such cash and Liquid Investments and other cash, if any, then held by it as Collateral as specified in Section 5.04 and

(ii) if there shall be no such cash or Liquid Investments or if such cash and Liquid Investments shall be insufficient to pay all the Obligations in full or cannot be so applied for any reason, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory. The Collateral Agent, the Administrative Agent or any Lender may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same absolutely, free from any right or claim of whatsoever kind. The Assignors will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale, the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold (without warranty). Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Assignors which may be waived, and the Assignors, to the extent permitted by law, hereby specifically waive all rights of redemption, stay or appraisal which they have or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 5.01 shall (i) in the case of a public sale, state the time and place fixed for such sale, and (ii) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned without further notice. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. The Assignors shall remain jointly and severally liable for any deficiency.

     (b) For the purpose of enforcing any and all rights and remedies under this Security Agreement the Collateral Agent may (i) require the Assignors to, and each Assignor agrees that it will, at its expense and upon the request of the Collateral Agent, forthwith assemble all or any part of the Collateral as directed by the Collateral Agent and make it available at a place designated by the Collateral Agent which is, in the Collateral Agent's opinion, reasonably convenient to the Collateral Agent and such Assignor, whether at the premises of such Assignor or otherwise, it being understood that such Assignor's obligation so to deliver the Collateral is of the essence of this Security Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of such obligations; (ii) to the extent permitted by Applicable Law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to the Collateral Agent seize and remove such Collateral from such premises; (iii) have access to and use the Assignors' books and records relating to the Collateral; and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by the Assignors, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Collateral Agent deems appropriate and, in connection with such preparation and disposition, use without charge any Patent, Trademark, copyright, License relating thereto or technical process used by the Assignors. The Collateral Agent may also render any or all of the Collateral unusable at any Assignor's premises and may dispose of such Collateral on such premises without liability for rent or costs.

     (c) Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing (but subject to the terms of any prior License permitted hereby):

         (i) the Collateral Agent may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patents, Trademarks or copyrights included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Collateral Agent shall in its sole discretion determine;

         (ii) the Collateral Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the Assignor in, to and under any License with respect to any Patent or Trademark, or license with respect to copyrights and take or refrain from taking any action under any provision thereof, and the Assignor hereby releases the Collateral Agent from, and agrees to hold the Collateral Agent free and harmless from and against any claims arising out of, any lawful action so taken or omitted to be taken with respect thereto; and

         (iii) upon request by the Collateral Agent, each Assignor will use its best efforts to obtain all requisite consents or approvals by the licensor or sublicensor of each License with respect to Patents, license with respect to copyrights or License with respect to Trademarks to effect the assignment of all of the Assignor's rights, title and interest thereunder to the Collateral Agent or its designee and will execute and deliver to the Collateral Agent a power of attorney, in form and substance satisfactory to the Collateral Agent, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a Patent, Trademark or copyright; and

         (iv) the Collateral Agent may direct any Assignor to refrain, in which event such Assignor shall refrain, from using or practicing any Trademark, Patent or copyright in any manner whatsoever, directly or indirectly and shall, if requested by the Collateral Agent change such Assignor's name to eliminate therefrom any use of any Trademark and will execute such other and further documents as the Collateral Agent may request to further confirm this and transfer ownership of the Trademarks, Patents, copyrights and registrations and any pending applications therefor to the Collateral Agent.

     (d) In the event of any disposition of any Patent, Trademark or copyright pursuant to this Article V, the Assignors shall supply their know-how and expertise relating to the manufacture and sale of the products or services bearing Trademarks or the products, services or works made or rendered in connection with or under Patents, Trademarks or copyrights, and their customer lists and other records relating to such Patents, Trademarks or copyrights and to the distribution of said products, services or works, to the Collateral Agent.

     (e) If any Event of Default has occurred and is continuing, each Assignor shall use its best efforts upon the reasonable request of the Collateral Agent to obtain from the appropriate governmental authorities the necessary consents and approvals, if any, for the assignment or transfer of any governmental authorizations, governmental licenses and governmental permits to the Collateral Agent or its designee upon acceleration of the Obligations.

     SECTION 5.03  Limitation on Duty of the Collateral Agent in Respect of
                   --------------------------------------------------------
Collateral. Beyond the exercise of reasonable care in the custody thereof, the
----------
Collateral Agent shall have no duty to exercise any rights or take any steps to preserve the rights of any Assignor in the Collateral in its or such Assignor's possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, nor shall the Collateral Agent be liable to the Assignor or any other Person for failure to meet any obligation imposed by
Section 9-207 of the UCC or any successor provision. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Collateral Agent in good faith.

     SECTION 5.04  Application of Proceeds
                   -----------------------

     (a) Priority of Distribution.  If an Event of Default shall have occurred
         -------------------------
and be continuing, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Collateral Accounts shall be applied by the Collateral Agent in accordance with Section 5.5 of the Credit Agreement, and then to payment to the Assignors or their successors or assigns or as a court of competent jurisdiction may direct, or any surplus then remaining from such proceeds. The Collateral Agent may make distribution hereunder in cash or in kind or, on a ratable basis in any combination thereof.

     (b) Distributions with Respect to Letters of Credit.  The Collateral Agent
         -----------------------------------------------
agrees and acknowledges that if (after all outstanding Loans and Reimbursement Obligations with respect to Letters of Credit have been paid in full) the Collateral Agent is to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued (or deemed issued) under the Credit Agreement, such amounts shall be deposited in the Cash Collateral Account as cash security for the repayment of Obligations. Upon termination of all outstanding Letters of Credit, all of such cash security shall be applied to the remaining Obligations. If there remains any excess cash security in such accounts, such excess cash shall be withdrawn by the Collateral Agent and distributed in accordance with Section 5.04(a) hereof.

     (c) It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the amount of the Obligations.

     SECTION 5.05  Assigned Agreements. Each Assignor hereby irrevocably
                   -------------------
authorizes and empowers the Collateral Agent, in the Collateral Agent's sole discretion, if an Event of Default has occurred and is continuing, to assert, either directly or on behalf of such Assignor, any claims such Assignor may have, from time to time, against any other party to any Assigned Agreement or to otherwise exercise any right or remedy of such Assignor under any Assigned Agreement (including without limitation, the right to enforce directly against any party to an Assigned Agreement all of such Assignor's rights thereunder, to make all demands and give all notices and make all requests required or permitted to be made by such Assignor under any Assigned Agreements) as the Collateral Agent may deem proper. Each Assignor hereby irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Assignor's true and lawful attorney-in-fact for the purpose of enabling the Collateral Agent, to assert and collect such claims and to exercise such rights and remedies.

     SECTION 5.06  Concerning the Collateral Agent. The provisions of Article
                   -------------------------------
XIII of the Credit Agreement shall inure to the benefit of the Collateral Agent in respect to this Security Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Collateral Agent therein set forth:

     (a) The Collateral Agent is authorized to take all such action as is provided to be taken by it as Collateral Agent hereunder and all other action incidental thereto. As to any matters not expressly provided for herein, the Collateral Agent may request instructions from the Lenders and shall act or refrain from acting in accordance with written instructions from the Required Lenders (or, when expressly required by this Security Agreement or the Credit Agreement, all the Lenders) or, in the absence of such instructions, in accordance with its discretion.

     (b) The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests, whether impaired by operation of law or by reason of any action or omission to act on its part (other than any such action or inaction constituting gross negligence or willful misconduct). The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Security Agreement by any Assignor.

                                   ARTICLE VI
                                   ----------

                                 MISCELLANEOUS
                                 -------------

     SECTION 6.01  Notices. Unless otherwise specified herein, all notices,
                   -------
requests or other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given or made to such party in accordance with Section 14.1 of the Credit Agreement.

     SECTION 6.02  No Waivers; Non-Exclusive Remedies. No failure or delay on
                   ----------------------------------
the part of the Collateral Agent, the Administrative Agent or any Lender to exercise, no course of dealing with respect to, and no delay in exercising any right, power or privilege under this Security Agreement or any other Loan Document or any other document or agreement contemplated hereby or thereby shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein and in the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law. Without limiting the foregoing, nothing in this Security Agreement shall impair the right of the Collateral Agent, the Administrative Agent or any Lender to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of each Assignor other than such Assignor's indebtedness under the Credit Agreement and the other Loan Documents. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement.

     SECTION 6.03  Compensation and Expenses of the Collateral Agent;
                   --------------------------------------------------
Indemnification.
---------------

     (a) Expenses.  The Assignors shall pay (i) all out-of-pocket expenses of
         --------
the Collateral Agent, including fees and disbursements of special and local counsel for the Collateral Agent, in connection with the preparation and administration of this Security Agreement or any document or agreement contemplated hereby, any consent or waiver hereunder or any amendment hereof or any Default or alleged Default and (ii) if Default or an Event of Default occurs, all out-of-pocket expenses incurred by the Collateral Agent and each Lender, including (without duplication) the fees and disbursements of outside counsel in connection with such Default or Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

     (b) Protection of Collateral.  If any Assignor fails to comply with the
         ------------------------
provisions of the Credit Agreement, this Security Agreement or any other Loan Document, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Collateral Agent, if requested by the Required Lenders, may, but shall not be required to, effect such compliance on behalf of such Assignor, and such Assignor shall reimburse the Collateral Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting,' storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested by the Collateral Agent from time to time, or in respect of the sale or other disposition thereof shall be borne and paid by the Assignors. If any Assignor fails to promptly pay any portion thereof when due, the Collateral Agent, the Administrative Agent or any Lender may, at its option, but shall not be required to, pay the same and charge such Assignor's account therefor, and such Assignor agrees to reimburse the Collateral Agent, the Administrative Agent or any such Lender on demand. All sums so paid or incurred by the Collateral Agent, the Administrative Agent or any Lender for any of the foregoing and any and all other sums for which the Assignors may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the Collateral Agent, the Administrative Agent or any such Lender in enforcing or protecting the Security Interests or any of its rights or remedies under this Security Agreement, shall, together with interest thereon for each day from the date when paid or incurred by the Collateral Agent until paid by the Assignors at the rate then applicable to Base Rate Loans under the Credit Agreement and shall be additional Obligations.

     (c) Indemnification.  The Assignors agree, jointly and severally, to
         ---------------
indemnify the Lenders, the Agents, their affiliates and their respective directors, officers, trustees, agents and employees (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, suits, judgments, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by, imposed on or asserted against such

Indemnitee in connection with any investigation or administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Security Agreement or in any other way connected with the enforcement of any of the terms of, or the preservation of any rights hereunder, or in any way relating to or arising out of the manufacture, ownership, ordering, purchasing, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, any claims, arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided
                                                                    --------
that no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction. The Assignors agree that upon written notice by any Indemnitee of the assertion of such a liability, obligation, loss, damage, penalty, claim, demand, action, judgment or suit, the Assignors shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to notify the Assignors of any such assertion of which such Indemnitee has knowledge.

     (d) Obligations: Survival.  Any amounts paid by any Indemnitee as to which
         ---------------------
such Indemnitee has the right to reimbursement shall constitute Obligations. The indemnity obligations of the Assignors contained in this Section 6.03 shall continue in full force and effect notwithstanding the full payment of all Notes and all of the other Obligations and notwithstanding the discharge thereof.

     SECTION 6.04  Amendments and Waivers. Any provision of this Security
                   ----------------------
Agreement may be amended, changed, discharged, terminated or waived if, but only if, such amendment or waiver is in writing and is signed by the Assignors and the Collateral Agent in a manner consistent with Section 14.11 of Credit Agreement).

     SECTION 6.05  Successors and Assigns. This Security Agreement shall be
                   ----------------------
binding upon and inure to the benefit of the Assignors and the Agents and their respective successors and assigns (as permitted by the Credit Agreement), and in the event or an assignment of all or any portion of the Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Security Agreement shall be binding on the Assignors and their successors and assigns; provided, that the Assignors may
                                                --------
not assign any of their rights or obligations hereunder without the prior written consent of the Agents and the Lenders.

     SECTION 6.06  Limitation of Law; Severability.
                   -------------------------------

     (a) All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and be limited to the extent necessary so that they will not render this Security Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any Applicable Law.

     (b) Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 6.07  Governing Law. This Security Agreement shall be governed by,
                   -------------
construed and enforced in accordance with the laws of the State of New York.

     SECTION 6.08  Consent to Jurisdiction. Each Assignor hereby irrevocably
                   -----------------------
consents to the personal jurisdiction of the state and federal courts located in New York County, New York, in any action, claim or other proceeding arising out of or any dispute in connection with this Security Agreement, any rights or obligations hereunder, or the performance of such rights and obligations. Each Assignor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by any Agent or any Lender in connection with this Security Agreement, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner provided in Section 14.1 of the Credit
                                                  ------------
Agreement. Nothing in this Section 6.08 shall affect the right of the
                           ------------
Administrative Agent or Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of any Agent or any Lender to bring any action or proceeding against any Assignor or its properties in the courts of any other jurisdictions. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in any court specified above and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     SECTION 6.09  Preservation of Remedies; Waiver of Jury Trial
                   ----------------------------------------------

     (a) Preservation and Limitation of Remedies.
         ---------------------------------------

         (i) Each such Party hereto shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, with respect to any judicial proceeding, any claim or controversy arising out of, or relating to this Security Agreement or any other Loan Document (a "Dispute"), as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute.

         (ii) Each party hereto and to the other Loan Documents agrees that it shall not have a remedy of punitive, exemplary or consequential damages against any other party hereto or any other Loan Document in any Dispute and hereby waives any right or claim to punitive, exemplary or consequential damages such party has now or which may arise in the future in connection with any Dispute.

     (b) JURY TRIAL.  TO THE EXTENT PERMITTED BY LAW, THE PARTIES HERETO HEREBY
         ----------
IRREVOCABLY AND UNCONDITIONALLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS SECURITY AGREEMENT OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.


     SECTION 6.10  Counterparts; Effectiveness. This Security Agreement may be
                   ---------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

     SECTION 6.11  Release and Termination.
                   -----------------------

     (a) Upon any sale, lease, transfer or other disposition of any item of Collateral by any Assignor in accordance with the terms of the Loan Documents (other than sales of Collateral in the ordinary course of business consistent with past practices), the Collateral Agent will, at such Assignor's expense, execute and deliver to such Assignor such documents as such Assignor shall request to evidence the release of such item of Collateral from the assignment and security interest granted hereby.

     (b) This Security Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full and the Commitments terminated and upon such date the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to the Assignors. Upon any such termination, (i) the Collateral Agent shall promptly assign, release, transfer and deliver to the Assignors the Collateral held by it hereunder, all instruments of assignment executed in connection therewith, together with all monies held by the Collateral Agent or any of its agents hereunder, free and clear of the Liens hereof and (ii) the Agents and the Lenders will promptly execute and deliver to the Assignors such documents and instruments (including but not limited to appropriate UCC termination statements) as the Assignors shall request to evidence such termination in each such case at the expense of the Grantors.

     SECTION 6.12  Entire Agreement. This Security Agreement and the other Loan
                   ----------------
Documents constitute the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, and any contemporaneous oral agreements and understandings relating to the subject matter hereof and thereof.

                   [SIGNATURES APPEAR ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

[CORPORATE SEAL]      GTS DURATEK, INC., as Assignor



[CORPORATE SEAL]      GTS DURATEK BEAR CREEK, INC.,
                      as Assignor


[CORPORATE SEAL]      GTS DURATEK COLORADO, INC., as
                      Assignor


[CORPORATE SEAL]      HITTMAN TRANSPORT SERVICES, INC.,
                      as Assignor


[CORPORATE SEAL]      GENERAL TECHNICAL SERVICES, INC.,
                      as Assignor


[CORPORATE SEAL]      GTSD SUB III, INC., as Assignor


[CORPORATE SEAL]      CHEM-NUCLEAR SYSTEMS L.L.C., as
                      Assignor

                      By: GTSD Sub IV, Inc, its Sole Member



                      By: /s/ Craig T. Bartlett
                          -----------------------------
                          Name:  Craig T. Bartlett
                          Title: Treasurer


                          [Signature Page Continues]

[CORPORATE SEAL]      WASTE MANAGEMENT FEDERAL
                      SERVICES, INC., as Assignor

[CORPORATE SEAL]      WASTE MANAGEMENT FEDERAL
                      SERVICES OF IDAHO, INC. as Assignor

[CORPORATE SEAL]      WASTE MANAGEMENT FEDERAL
                      SERVICES OF HANFORD, INC., as
                      Assignor

[CORPORATE SEAL]      WASTE MANAGEMENT TECHNICAL
                      SERVICES, INC., as Assignor

[CORPORATE SEAL]      WASTE MANAGEMENT GEOTECH,
                      INC., as Assignor

[CORPORATE SEAL]      FRANK W. HAKE ASSOCIATES LLC,
                      as Assignor

                      By: GTS Duratek, Inc., its Sole Member.

[CORPORATE SEAL]      GTSD SUB IV, INC.,  as Assignor


                      By: /s/ Craig T. Bartlett
                          -----------------------------
                          Name:  Craig T. Bartlett
                          Title: Treasurer


[CORPORATE SEAL]      GTS INSTRUMENT SERVICES,
                      INCORPORATED, as Assignor


                      By: /s/ Craig T. Bartlett
                          -----------------------------
                          Name:  Craig T. Bartlett
                          Title: Controller

                           [Signature Pages Continue]

                                    FIRST UNION NATIONAL BANK,
                                    as Collateral Agent


                                    By: /s/ Richard Schmersal
                                        -----------------------------
                                    Name:  Richard M. Schmersal
                                           --------------------------
                                    Title: Director
                                           --------------------------